                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
          PERFORMANCE OF A $10,000 INVESTMENT       4
                            RETURN HIGHLIGHTS       5

                        PORTFOLIO AT A GLANCE
                             TOP TEN HOLDINGS       7
                          TOP FIVE INDUSTRIES       7
             Q&A WITH YOUR PORTFOLIO MANAGERS       8
                            GLOSSARY OF TERMS      12

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      13
                         FINANCIAL STATEMENTS      19
                NOTES TO FINANCIAL STATEMENTS      26
               REPORT OF INDEPENDENT AUDITORS      32

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      33
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      34
              TRUSTEE AND OFFICER INFORMATION      35

You have a time-tested partner in Van Kampen.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
September 20, 2002

Dear Shareholder,

Due to events in the markets and the well-publicized controversies surrounding certain companies, the recent months have been challenging for many investors.

Against this backdrop, you may be re-evaluating your investments. In this regard, your financial advisor is a particularly valuable resource. Your advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon.

You also have a time-tested partner in Van Kampen. With roots extending to 1927, our legacy spans other market downturns and periods of uncertainty. While the causes of turbulence have changed, our generations of experience have taught us the enduring value of patience, discipline and long-term focus.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
THE STRENGTH OF THE ECONOMY'S APPARENT, YET FRAGILE, RECOVERY GARNERED CONSIDERABLE ATTENTION THROUGHOUT THE REPORTING PERIOD. WEAK SECOND-QUARTER GROWTH, FOLLOWED BY ANECDOTAL EVIDENCE OF A MID-SUMMER ECONOMIC PERFORMANCE THAT WAS BELOW EXPECTATIONS, LEFT MANY WONDERING WHETHER THE THIRD QUARTER WOULD RECORD ANY POSITIVE PROGRESS. AS SUCH, AUGUST'S POSITIVE DEVELOPMENTS--IMPROVED CORPORATE PROFITS, STRONG RETAIL SALES, AND MODEST EMPLOYMENT GAINS--HELPED DOWNPLAY SUCH CONCERNS.

CONSUMER SPENDING REMAINED UNEXPECTEDLY STRONG THROUGHOUT THE REPORTING PERIOD, BOLSTERED BY 0-PERCENT FINANCING DEALS OFFERED BY AUTO MANUFACTURERS AND HISTORICALLY LOW MORTGAGE RATES THAT SPARKED ANOTHER SURGE IN HOME MORTGAGE REFINANCING. IN CONTRAST, BUSINESS SPENDING REMAINED AT SUBDUED, ALBEIT GRADUALLY GROWING LEVELS. BUT THE ONGOING CONCERN OF WAR WITH IRAQ AND SLOW JOB GROWTH COMBINED TO DRAG CONSUMER CONFIDENCE BACK TO LEVELS WITNESSED IN THE FOURTH QUARTER OF 2001.

AGAINST THIS BACKDROP, THE FED TOOK A WAIT-AND-SEE APPROACH AND LEFT ITS INTEREST RATE TARGET FOR FEDERAL FUNDS AT 1.75 PERCENT. HOWEVER, DURING ITS REGULARLY SCHEDULED AUGUST 12 MEETING, THE FED SHIFTED ITS BIAS FROM ECONOMIC NEUTRALITY TO CONCERN OVER POTENTIAL ECONOMIC WEAKNESS. THIS POLICY SHIFT ONLY REINFORCED INVESTORS' CONCERNS ABOUT SLOW GROWTH.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(June 30, 2000--June 30, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Jun 00                                                                            4.8%
Sep 00                                                                            0.6%
Dec 00                                                                            1.1%
Mar 01                                                                           -0.6%
Jun 01                                                                           -1.6%
Sep 01                                                                           -0.3%
Dec 01                                                                            2.7%
Mar 02                                                                            5.0%
Jun 02                                                                            1.3%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(August 31, 2000--August 31, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Aug 00                                                                      6.50                               3.40
                                                                            6.50                               3.50
                                                                            6.50                               3.40
Nov 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            5.50                               3.70
Feb 01                                                                      5.50                               3.50
                                                                            5.00                               2.90
                                                                            4.50                               3.30
May 01                                                                      4.00                               3.60
                                                                            3.75                               3.20
                                                                            3.75                               2.70
Aug 01                                                                      3.50                               2.70
                                                                            3.00                               2.60
                                                                            2.50                               2.10
Nov 01                                                                      2.00                               1.90
                                                                            1.75                               1.60
                                                                            1.75                               1.10
Feb 02                                                                      1.75                               1.10
                                                                            1.75                               1.50
                                                                            1.75                               1.60
May 02                                                                      1.75                               1.20
                                                                            1.75                               1.10
                                                                            1.75                               1.50
Aug 02                                                                      1.75                               1.80

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

(August 31, 1992--August 31, 2002)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                                               RUSSELL 1000(R) GROWTH INDEX IS AN
                                                                                                   UNMANAGED INDEX GENERALLY
                                                                                               REPRESENTATIVE OF THE U.S. MARKET
                                                                                                FOR LARGE-CAPITALIZATION GROWTH
                                                                  EMERGING GROWTH FUND                      STOCKS.
                                                                  --------------------         ----------------------------------
8/92                                                                     9425.00                            10000.00
                                                                         9817.00                            10116.00
                                                                        11636.00                            10821.00
                                                                        12231.00                            10731.00
                                                                        13198.00                            10564.00
                                                                        14452.00                            10720.00
12/93                                                                   14419.00                            11185.00
                                                                        13699.00                            10645.00
                                                                        12684.00                            10586.00
                                                                        13526.00                            11346.00
12/94                                                                   13391.00                            11481.00
                                                                        14491.00                            12520.00
                                                                        16296.00                            13751.00
                                                                        18738.00                            14998.00
12/95                                                                   19367.00                            15682.00
                                                                        20689.00                            16524.00
                                                                        22785.00                            17575.00
                                                                        23789.00                            18208.00
12/96                                                                   22837.00                            19308.00
                                                                        20935.00                            19411.00
                                                                        24918.00                            23082.00
                                                                        29412.00                            24817.00
12/97                                                                   27710.00                            25194.00
                                                                        32120.00                            29011.00
                                                                        33788.00                            30327.00
                                                                        29452.00                            27572.00
12/98                                                                   37332.00                            34945.00
                                                                        42818.00                            37166.00
                                                                        45220.00                            38597.00
                                                                        47142.00                            37181.00
12/99                                                                   76054.00                            46527.00
                                                                        95665.00                            48843.00
                                                                        84567.00                            48495.00
                                                                        90295.00                            45884.00
12/00                                                                   67411.00                            36093.00
                                                                        51638.00                            28549.00
                                                                        52518.00                            30953.00
                                                                        41458.00                            24945.00
12/01                                                                   45442.00                            28723.00
                                                                        42994.00                            27979.00
                                                                        36906.00                            22755.00
8/02                                                                    33244.00                            21568.00

This chart compares your fund's performance to that of the Russell 1000 (R) Growth Index over time.

This index is an unmanaged broad-based, statistical composite and its performance does not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for Class A shares) and combined Rule 12b-1 fees and service fees of up to 0.25 percent. The performance above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

RETURN HIGHLIGHTS

(as of August 31, 2002)

                             A SHARES        B SHARES   C SHARES   D SHARES
---------------------------------------------------------------------------
One-year total return based
on NAV(1)                     -28.30%         -28.84%    -28.85%    -28.13%
-------------------------------------------------------------------------------
One-year total return(2)      -32.42%         -32.40%    -29.56%    -28.13%
-------------------------------------------------------------------------------
Five-year average annual
total return(2)                 2.91%           3.14%      3.34%        N/A
-------------------------------------------------------------------------------
Ten-year average annual
total return(2)                12.76%          12.88%        N/A        N/A
-------------------------------------------------------------------------------
Life-of-Fund average annual
total return(2)                15.21%          12.05%(3)    9.85%   -39.12%(4)
-------------------------------------------------------------------------------
Commencement date            10/02/70        04/20/92   07/06/93   10/17/00
-------------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and Class B and Class C is 1%. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

(4) Class D Shares commenced operations on 10/17/00. Class D Shares are available for purchase exclusively by investors of tax-exempt retirement plans (Profit Sharing, 401(K), Money Purchase Pension and Defined Benefit Plans) of Morgan Stanley DW Inc. (Morgan Stanley) or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries. Class D Shares are offered without any sales charges on purchases or sales and does not include combined 12b-1 fees and service fees.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

                             PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*

(as a percentage of long-term investments--August 31, 2002)


1.   DELL COMPUTER               3.1%
     Designs, builds and customizes
     computer products and services.

2.   ELECTRONIC ARTS             2.8%
     Develops video games for computers
     and game consoles.

3.   3M                          2.7%
     Manufactures industrial and consumer
     goods, including brand-name products
     such as Scotch and Post-It Notes.

4.   MICROSOFT                   2.5%
     Develops and supports a range of
     software products.

5.   TENET HEALTHCARE            2.4%
     Owns and operates hospitals in the
     United States and Spain.

6.   WAL-MART STORES             2.3%
     Operates discount department stores
     and warehouse membership clubs.

7.   ANHEUSER-BUSCH              2.3%
     Brews beer, including such brands as
     Budweiser and Michelob, and operates
     theme parks, including Busch Gardens
     and SeaWorld.

8.   AMGEN                       2.3%
     Develops and manufactures
     biotechnological products for the
     treatment of various diseases.

9.   UNITEDHEALTH GROUP          2.2%
     Offers health-care plans and services
     throughout the United States.

10.  EBAY                        2.1%
     Operates a fully automated Internet
     auction service.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments)

 [BAR GRAPH]


                                                                      AUGUST 31, 2002                    AUGUST 31, 2001
                                                                      ---------------                    ---------------
Banks                                                                       7.3%                               5.5%
Application Software                                                        4.8%                               3.9%
Systems Software                                                            4.5%                               2.0%
Computer Hardware                                                           4.5%                               0.0%
Industrial Conglomerates                                                    4.3%                               1.3%


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN EMERGING GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED AUGUST 31, 2002. THE FUND IS MANAGED BY THE ADVISER'S MULTI-CAP GROWTH TEAM. CURRENT MEMBERS(1) INCLUDE GARY LEWIS, MANAGING DIRECTOR, JANET LUBY, EXECUTIVE DIRECTOR, DAVID WALKER, EXECUTIVE DIRECTOR, DUDLEY BRICKHOUSE, EXECUTIVE DIRECTOR, MATTHEW HART, VICE PRESIDENT, AND SCOTT MILLER, ASSOCIATE. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST 12 MONTHS?

A   It was an extraordinarily turbulent
year with a number of unique events. The September 11 terrorist attacks gave rise to concerns that the economy would go into a downward spiral. Although the markets sold off immediately following the attacks, they rallied through December. For the majority of 2002, however, the markets slowed amid continued investor concerns about the economy, corporate governance and the ongoing war on terrorism. General investor skepticism regarding the sustainability of earnings-growth rates also affected the equity market, particularly the high-growth stocks in which the fund typically invests. It has been a difficult, rotational market. Stocks that fared well one month were often poor performers the next.

Q   HOW DID THE FUND PERFORM
    DURING THE REPORTING PERIOD?

A   The fund returned -28.30 percent
for the 12 months ended August 31, 2002. By comparison, the Russell 1000(R) Growth Index returned -22.17 percent. Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding the maximum sales charge of
5.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    The Russell 1000(R) Growth Index is an unmanaged index generally representative of the U.S. market for large-capitalization growth stocks. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 5 for additional fund performance results.

Q   WHAT STRATEGIES DID YOU USE
    TO MANAGE THE FUND?

A   We maintained our time-tested
strategy of seeking out stocks with improving fundamentals, particularly earnings growth. We have continued to look for companies where we believe growth prospects are solid, where earnings expectations have risen, or where there is potential to continue to outgrow the industry. Due to the rotational nature of the market, we have attempted to diversify the fund across sectors. We believe that companies with the best fundamentals will be rewarded over the long term. We still believe in our investment style, in which we look for earnings momentum, growth and relative strength, and we continue to seek companies that we believe have good fundamentals now and improving fundamentals in the future.

Q   WHICH FACTORS HELPED
    PERFORMANCE DURING THIS PERIOD?

A   The consumer-discretionary sector
performed well. The fund was overweighted in the sector and that investment paid off. After September 11 there were some concerns that the American consumer was going to adopt a bunker mentality, stay at home and not spend money. The opposite has been true: Home sales remained strong and automobile sales were buoyed by low finance rates. Autozone, Kohl's and Darden Restaurants were good performers.

    We also liked suppliers of defense systems: With the increased fears of terrorist activity, Lockheed Martin did well as the government announced plans to increase spending on defense-related projects. Given the continuing talk out of Washington regarding a potential attack on Iraq, we believe it is important for the fund to have a position in the sector. The fundamentals remain generally positive; defense spending is now greater than it was during the Clinton administration, which has been reflected in better-than-expected growth.

    Keep in mind that not all stocks held by the fund performed favorably and there is no guarantee that these securities will continue to perform well or be held by the fund in the future.

Q   WHICH HOLDINGS FELL SHORT
    OF YOUR EXPECTATIONS?

A   The technology sector was
primarily responsible for the fund's poor performance, even though the fund was underweighted there. Technology is a very rotational sector. There were a number of short-lived rallies within tech groups on expectations that conditions might improve. Those rallies came despite any incremental positive information; in our opinion they were based primarily on investor sentiment rather than fundamentals. Frequently tech stocks would rally one month and sell off the following month. It was difficult to gauge investor sentiment. Applied Materials, Texas Instruments and Broadcom are examples of technology companies with excess capacity, lackluster demand, or excessive valuations. Applied Materials did well for the period, while Texas Instruments and Broadcom did not.

    The health-care sector was also a drag on performance. Again, the fund had underweighted the sector due to our difficulty in finding attractive stocks there. Many companies that performed well did not have the fundamentals that we typically would like to see. A few names in the sector were positive contributors, though, including Tenet Healthcare and UnitedHealth Group.

Q   WHAT IS YOUR OUTLOOK FOR
    THE COMING MONTHS?

A   Although the near-term economic
data suggests that economic growth could continue to slow, we remain cautiously optimistic for the long-term prospects for growth stocks. This fall's congressional elections appear to be focused more on the domestic economic issues than on the turmoil in the Middle East. We are hopeful that new government policies, especially when combined with the actions of the Federal Reserve, will help revive the economy. Investors have lost confidence in the marketplace and many political candidates are pledging to restore that confidence. We hope to see greater disclosure and visibility from publicly traded companies, which should benefit all investors.

    With the market falling off as much as it has over the last two years, stocks are returning to what we believe are more-reasonable valuation levels, levels that are beginning to reflect the risks in the economy and the world. There are still many issues to be resolved in terms of corporate ethics and accounting issues. Longer term, as the economy recovers and corporate governance improves, we believe the overall health of the stock market should also begin to improve.

Ultimately, we would like to see a stock market that is driven by fundamentals, not by sentiment.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, each with varying fees and sales charges.

EARNINGS ESTIMATE: A forecast for a company's net income during a given period. An earnings estimate can come from the company's management as well as from independent analysts.

EMERGING GROWTH STOCKS: Securities issued by companies with less than $2 billion in market capitalization or annual sales. These companies often have limited product lines, markets or financial resources, and their stocks can experience more erratic market movements than those of larger companies.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that offer the potential for greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its fund and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

RECESSION: A period, loosely defined as two consecutive quarters, of zero or negative economic growth, often accompanied by high unemployment.

VALUATION: The estimated or determined worth of securities such as stocks, bonds or other investments. Such an estimation or determination is based on various financial measures, including the security's current price relative to earnings, revenue, book value and cash flow.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

August 31, 2002
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                            MARKET
DESCRIPTION                                                 SHARES          VALUE
COMMON STOCKS  93.7%
AEROSPACE & DEFENSE  3.1%
L-3 Communications Holdings, Inc. (a)...................     500,000    $   25,445,000
Lockheed Martin Corp. ..................................   1,750,000       110,810,000
Northrop Grumman Corp. .................................     750,000        92,100,000
                                                                        --------------
                                                                           228,355,000
                                                                        --------------
APPAREL RETAIL  0.5%
Ross Stores, Inc. ......................................   1,000,000        36,110,000
                                                                        --------------
APPLICATION SOFTWARE  4.5%
Electronic Arts, Inc. (a)...............................   3,000,000       189,780,000
Intuit, Inc. (a)........................................   2,000,000        89,260,000
Synopsys, Inc. (a)......................................   1,250,000        53,937,500
                                                                        --------------
                                                                           332,977,500
                                                                        --------------
BANKS  6.9%
Bank of America Corp. ..................................   1,400,000        98,112,000
Fifth Third Bancorp.....................................   1,250,000        83,775,000
North Fork Bancorp, Inc. ...............................     700,000        29,379,000
SouthTrust Corp. .......................................   2,000,000        52,480,000
Wachovia Corp. .........................................   1,750,000        64,487,500
Washington Mutual, Inc. ................................   1,250,000        47,262,500
Wells Fargo & Co. ......................................   2,500,000       130,475,000
                                                                        --------------
                                                                           505,971,000
                                                                        --------------
BIOTECHNOLOGY  3.5%
Amgen, Inc. (a).........................................   3,500,000       157,605,000
Gilead Sciences, Inc. (a)...............................   2,000,000        64,160,000
Millennium Pharmaceuticals, Inc. (a)....................   3,000,000        36,780,000
                                                                        --------------
                                                                           258,545,000
                                                                        --------------
BREWERS  2.2%
Anheuser-Busch Co., Inc. ...............................   3,000,000       159,480,000
                                                                        --------------

BROADCASTING & CABLE TV  0.7%
Comcast Corp., Class A (a)..............................   2,000,000        47,660,000
                                                                        --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2002

                                                                            MARKET
DESCRIPTION                                                 SHARES          VALUE
CASINOS & GAMING  1.4%
Harrah's Entertainment, Inc. (a)........................   1,000,000    $   47,540,000
International Game Technology (a).......................     350,000        22,638,000
MGM Mirage (a)..........................................   1,000,000        35,490,000
                                                                        --------------
                                                                           105,668,000
                                                                        --------------
COMPUTER HARDWARE  4.2%
Dell Computer Corp. (a).................................   8,000,000       212,880,000
IBM.....................................................   1,250,000        94,225,000
                                                                        --------------
                                                                           307,105,000
                                                                        --------------
COMPUTER STORAGE & PERIPHERALS  0.6%
EMC Corp. (a)...........................................   6,000,000        40,560,000
                                                                        --------------

DATA PROCESSING SERVICES  1.9%
Affiliated Computer Services, Inc., Class A (a).........   1,500,000        66,750,000
First Data Corp. .......................................   2,050,000        71,237,500
                                                                        --------------
                                                                           137,987,500
                                                                        --------------
DEPARTMENT STORES  1.9%
Kohl's Corp. (a)........................................   2,000,000       139,440,000
                                                                        --------------

DIVERSIFIED CHEMICALS  0.4%
PPG Industries, Inc. ...................................     500,000        28,135,000
                                                                        --------------

DIVERSIFIED COMMERCIAL SERVICES  2.1%
Apollo Group, Inc., Class A (a).........................   2,025,000        84,705,750
H&R Block, Inc. ........................................   1,500,000        73,350,000
                                                                        --------------
                                                                           158,055,750
                                                                        --------------
DIVERSIFIED FINANCIAL SERVICES  2.0%
American Express Co. ...................................   2,500,000        90,150,000
Fannie Mae..............................................     750,000        56,835,000
                                                                        --------------
                                                                           146,985,000
                                                                        --------------
DRUG RETAIL  1.2%
Walgreen Co. ...........................................   2,500,000        86,875,000
                                                                        --------------

ELECTRONIC EQUIPMENT & INSTRUMENTS  0.7%
QLogic Corp. (a)........................................   1,500,000        50,325,000
                                                                        --------------

GENERAL MERCHANDISE STORES  2.2%
Wal-Mart Stores, Inc. ..................................   3,000,000       160,440,000
                                                                        --------------

HEALTH CARE DISTRIBUTORS & SERVICES  0.7%
AmerisourceBergen Corp. ................................     750,000        54,382,500
                                                                        --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2002

                                                                            MARKET
DESCRIPTION                                                 SHARES          VALUE
HEALTH CARE EQUIPMENT  2.1%
Boston Scientific Corp. (a).............................   2,000,000    $   58,300,000
Medtronic, Inc. ........................................   1,500,000        61,770,000
St. Jude Medical, Inc. (a)..............................   1,000,000        37,210,000
                                                                        --------------
                                                                           157,280,000
                                                                        --------------
HEALTH CARE FACILITIES  3.0%
HCA, Inc. ..............................................   1,250,000        58,187,500
Tenet Healthcare Corp. (a)..............................   3,500,000       165,095,000
                                                                        --------------
                                                                           223,282,500
                                                                        --------------
HEALTH CARE SUPPLIES  0.5%
Zimmer Holdings, Inc. (a)...............................   1,000,000        36,900,000
                                                                        --------------

HOME IMPROVEMENT RETAIL  2.2%
Home Depot, Inc. .......................................   1,500,000        49,395,000
Lowe's Co., Inc. .......................................   2,750,000       113,795,000
                                                                        --------------
                                                                           163,190,000
                                                                        --------------
HOMEBUILDING  0.9%
Lennar Corp. ...........................................   1,250,000        66,000,000
                                                                        --------------

HOUSEHOLD PRODUCTS  1.8%
Procter & Gamble Co. ...................................   1,500,000       132,975,000
                                                                        --------------

INDUSTRIAL CONGLOMERATES  4.0%
3M Co. .................................................   1,500,000       187,425,000
General Electric Co. ...................................   3,500,000       105,525,000
                                                                        --------------
                                                                           292,950,000
                                                                        --------------
INDUSTRIAL MACHINERY  0.6%
Danaher Corp. ..........................................     750,000        45,112,500
                                                                        --------------

INTERNET RETAIL  2.6%
Amazon.com, Inc. (a)....................................   3,500,000        52,290,000
eBay, Inc. (a)..........................................   2,500,000       141,475,000
                                                                        --------------
                                                                           193,765,000
                                                                        --------------
MANAGED HEALTH CARE  3.1%
UnitedHealth Group, Inc. ...............................   1,750,000       154,612,500
WellPoint Health Networks, Inc. (a).....................   1,000,000        74,370,000
                                                                        --------------
                                                                           228,982,500
                                                                        --------------
MOTORCYCLE MANUFACTURERS  1.0%
Harley-Davidson, Inc. ..................................   1,500,000        73,845,000
                                                                        --------------

MOVIES & ENTERTAINMENT  1.4%
Viacom, Inc., Class B (a)...............................   2,500,000       101,750,000
                                                                        --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2002

                                                                            MARKET
DESCRIPTION                                                 SHARES          VALUE
NETWORKING EQUIPMENT  1.9%
Cisco Systems, Inc. (a).................................  10,000,000    $  138,200,000
                                                                        --------------

OIL & GAS DRILLING  0.3%
Transocean, Inc. (a)....................................   1,000,000        24,500,000
                                                                        --------------

OIL & GAS EQUIPMENT & SERVICES  2.7%
BJ Services Co. (a).....................................   1,500,000        45,750,000
Smith International, Inc. (a)...........................   2,500,000        81,125,000
Weatherford International, Inc. (a).....................   1,750,000        71,470,000
                                                                        --------------
                                                                           198,345,000
                                                                        --------------
OIL & GAS EXPLORATION & PRODUCTION  2.3%
Anadarko Petroleum Corp. ...............................   1,000,000        44,640,000
Apache Corp. ...........................................   1,750,000        96,355,000
Devon Energy Corp. .....................................     650,000        30,550,000
                                                                        --------------
                                                                           171,545,000
                                                                        --------------
PACKAGED FOODS  1.1%
Kraft Foods, Inc., Class A..............................   2,000,000        79,540,000
                                                                        --------------

PERSONAL PRODUCTS  0.7%
Avon Products, Inc. ....................................   1,000,000        48,740,000
                                                                        --------------

PHARMACEUTICALS  3.7%
Forest Laboratories, Inc. (a)...........................   1,000,000        73,000,000
Johnson & Johnson.......................................   1,500,000        81,465,000
Pfizer, Inc. ...........................................   3,500,000       115,780,000
                                                                        --------------
                                                                           270,245,000
                                                                        --------------
PROPERTY & CASUALTY  0.4%
Progressive Corp. ......................................     550,000        29,562,500
                                                                        --------------

PUBLISHING & PRINTING  1.0%
Gannett Co., Inc. ......................................   1,000,000        75,960,000
                                                                        --------------

RESTAURANTS  2.8%
Darden Restaurants, Inc. ...............................   1,500,000        38,445,000
Starbucks Corp. (a).....................................   4,000,000        80,400,000
Wendy's International, Inc. ............................   1,000,000        35,710,000
Yum! Brands, Inc. (a)...................................   1,750,000        53,077,500
                                                                        --------------
                                                                           207,632,500
                                                                        --------------
SEMICONDUCTOR EQUIPMENT  0.5%
Applied Materials, Inc. (a).............................   2,500,000        33,400,000
                                                                        --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2002

                                                                            MARKET
DESCRIPTION                                                 SHARES          VALUE
SEMICONDUCTORS  3.3%
Linear Technology Corp. ................................   1,500,000    $   39,330,000
Marvell Technology Group Ltd. (Bermuda) (a).............     750,000        14,295,000
Maxim Integrated Products, Inc. (a).....................     750,000        23,707,500
Microchip Technology, Inc. (a)..........................   3,000,000        63,150,000
Micron Technology, Inc. (a).............................   1,450,000        25,012,500
Texas Instruments, Inc. ................................   4,000,000        78,800,000
                                                                        --------------
                                                                           244,295,000
                                                                        --------------
SOFT DRINKS  1.4%
Coca-Cola Co. ..........................................   2,000,000       102,000,000
                                                                        --------------

SPECIALTY STORES  1.7%
AutoZone, Inc. (a)......................................   1,000,000        72,350,000
Bed Bath & Beyond, Inc. (a).............................   1,750,000        56,105,000
                                                                        --------------
                                                                           128,455,000
                                                                        --------------
SYSTEMS SOFTWARE  4.2%
Microsoft Corp. (a).....................................   3,500,000       171,780,000
Oracle Corp. (a)........................................   8,500,000        81,515,000
Symantec Corp. (a)......................................   2,000,000        57,200,000
                                                                        --------------
                                                                           310,495,000
                                                                        --------------
TELECOMMUNICATIONS EQUIPMENT  0.8%
Motorola, Inc. .........................................   5,000,000        60,000,000
                                                                        --------------

TOBACCO  1.0%
Philip Morris Co., Inc. ................................   1,500,000        75,000,000
                                                                        --------------

TOTAL LONG-TERM INVESTMENTS  93.7%
  (Cost $6,943,495,480).............................................     6,899,004,750
                                                                        --------------

REPURCHASE AGREEMENTS  6.0%
Banc of America Securities LLC ($61,842,000 par collateralized by
  U.S. Government obligations in a pooled cash account, dated
  08/30/02, to be sold on 09/03/02 at $61,854,712)..................        61,842,000
State Street Bank & Trust Co. ($47,185,000 par collateralized by
  U.S. Government obligations in a pooled cash account, dated
  08/30/02, to be sold on 09/03/02 at $47,194,385)..................        47,185,000
UBS Securities ($332,742,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 08/30/02, to be sold
  on 09/03/02 at $332,809,288)......................................       332,742,000
                                                                        --------------

TOTAL REPURCHASE AGREEMENTS
  (Cost $441,769,000)...............................................       441,769,000
                                                                        --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2002

                                                                            MARKET
DESCRIPTION                                                                 VALUE
TOTAL INVESTMENTS  99.7%
(Cost $7,385,264,480)...............................................    $7,340,773,750
OTHER ASSETS IN EXCESS OF LIABILITIES  0.3%.........................        23,509,922
                                                                        --------------

NET ASSETS  100.0%..................................................    $7,364,283,672
                                                                        ==============

(a) Non-income producing security as this stock currently does not declare dividends.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
August 31, 2002

ASSETS:
Total Investments (Cost $7,385,264,480).....................  $ 7,340,773,750
Receivables:
  Investments Sold..........................................       99,516,078
  Fund Shares Sold..........................................        7,106,400
  Dividends.................................................        4,770,625
  Interest..................................................           44,692
Other.......................................................        1,258,805
                                                              ---------------
    Total Assets............................................    7,453,470,350
                                                              ---------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       63,964,617
  Fund Shares Repurchased...................................       10,327,887
  Distributor and Affiliates................................        8,185,760
  Investment Advisory Fee...................................        2,767,786
  Custodian Bank............................................           52,316
Accrued Expenses............................................        3,431,160
Trustees' Deferred Compensation and Retirement Plans........          457,152
                                                              ---------------
    Total Liabilities.......................................       89,186,678
                                                              ---------------
NET ASSETS..................................................  $ 7,364,283,672
                                                              ===============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $14,070,885,968
Accumulated Net Investment Loss.............................         (479,608)
Net Unrealized Depreciation.................................      (44,490,730)
Accumulated Net Realized Loss...............................   (6,661,631,958)
                                                              ---------------
NET ASSETS..................................................  $ 7,364,283,672
                                                              ===============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $4,310,223,527 and 139,238,729 shares of
    beneficial interest issued and outstanding).............  $         30.96
    Maximum sales charge (5.75%* of offering price).........             1.89
                                                              ---------------
    Maximum offering price to public........................  $         32.85
                                                              ===============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $2,395,227,323 and 88,488,580 shares of
    beneficial interest issued and outstanding).............  $         27.07
                                                              ===============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $628,987,676 and 22,665,800 shares of
    beneficial interest issued and outstanding).............  $         27.75
                                                              ===============
  Class D Shares:
    Net asset value and offering price per share (Based on
    net assets of $29,845,146 and 959,562 shares of
    beneficial interest issued and outstanding).............  $         31.10
                                                              ===============

* On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended August 31, 2002

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $42,369).....  $    46,353,840
Interest....................................................       14,253,177
Other.......................................................           45,830
                                                              ---------------
    Total Income............................................       60,652,847
                                                              ---------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $14,130,412, $32,843,929 and $8,748,452,
  respectively).............................................       55,722,793
Investment Advisory Fee.....................................       42,415,117
Shareholder Services........................................       32,051,636
Custody.....................................................          802,612
Legal.......................................................          386,371
Trustees' Fees and Related Expenses.........................          116,545
Other.......................................................        3,606,142
                                                              ---------------
    Total Expenses..........................................      135,101,216
    Less Credits Earned on Cash Balances....................          240,275
                                                              ---------------
    Net Expenses............................................      134,860,941
                                                              ---------------
NET INVESTMENT LOSS.........................................  $   (74,208,094)
                                                              ===============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(3,062,734,160)
                                                              ---------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      (49,407,894)
  End of the Period.........................................      (44,490,730)
                                                              ---------------
Net Unrealized Appreciation During the Period...............        4,917,164
                                                              ---------------
NET REALIZED AND UNREALIZED LOSS............................  $(3,057,816,996)
                                                              ===============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(3,132,025,090)
                                                              ===============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets

                                                     YEAR ENDED          YEAR ENDED
                                                   AUGUST 31, 2002    AUGUST 31, 2001
                                                   -----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss..............................  $   (74,208,094)   $    (46,162,547)
Net Realized Loss................................   (3,062,734,160)     (3,448,142,544)
Net Unrealized Appreciation/Depreciation During
  the Period.....................................        4,917,164      (8,016,024,708)
                                                   ---------------    ----------------
Change in Net Assets from Operations.............   (3,132,025,090)    (11,510,329,799)
                                                   ---------------    ----------------

Distributions from Net Realized Gain:
  Class A Shares.................................              -0-      (1,652,347,213)
  Class B Shares.................................              -0-      (1,199,200,277)
  Class C Shares.................................              -0-        (309,604,985)
  Class D Shares.................................              -0-         (11,616,723)
                                                   ---------------    ----------------
Total Distributions..............................              -0-      (3,172,769,198)
                                                   ---------------    ----------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................   (3,132,025,090)    (14,683,098,997)
                                                   ---------------    ----------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................    2,234,137,357       5,666,029,561
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................              -0-       2,756,482,202
Cost of Shares Repurchased.......................   (2,974,005,607)     (3,622,804,851)
                                                   ---------------    ----------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................     (739,868,250)      4,799,706,912
                                                   ---------------    ----------------
TOTAL DECREASE IN NET ASSETS.....................   (3,871,893,340)     (9,883,392,085)
NET ASSETS:
Beginning of the Period..........................   11,236,177,012      21,119,569,097
                                                   ---------------    ----------------
End of the Period (Including accumulated net
  investment loss of $479,608 and $488,734,
  respectively)..................................  $ 7,364,283,672    $ 11,236,177,012
                                                   ===============    ================

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                     YEAR ENDED AUGUST 31,
CLASS A SHARES                       -----------------------------------------------------
                                     2002 (a)   2001 (a)   2000 (a)    1999 (a)   1998 (a)
                                     -----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................  $  43.18   $ 109.19   $   60.00   $  36.13   $  40.84
                                     --------   --------   ---------   --------   --------
  Net Investment Income/Loss.......      (.17)       .03        (.32)      (.23)      (.21)
  Net Realized and Unrealized
    Gain/Loss......................    (12.05)    (51.18)      58.81      26.41       (.75)
                                     --------   --------   ---------   --------   --------
Total from Investment Operations...    (12.22)    (51.15)      58.49      26.18       (.96)
Less Distributions from Net
  Realized Gain....................       -0-      14.86        9.30       2.31       3.75
                                     --------   --------   ---------   --------   --------
NET ASSET VALUE, END OF THE
  PERIOD...........................  $  30.96   $  43.18   $  109.19   $  60.00   $  36.13
                                     ========   ========   =========   ========   ========

Total Return (b)...................   -28.30%    -51.22%     104.41%     75.10%     -2.19%
Net Assets at End of the Period (In
  millions)........................  $4,310.2   $6,251.4   $11,527.6   $4,156.4   $1,990.8
Ratio of Expenses to Average Net
  Assets...........................     1.06%       .93%        .87%       .97%      1.00%
Ratio of Net Investment Income/Loss
  to Average Net Assets............     (.44%)      .04%       (.35%)     (.45%)     (.50%)
Portfolio Turnover.................      230%       148%        110%       124%       103%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                     YEAR ENDED AUGUST 31,
CLASS B SHARES                        ----------------------------------------------------
                                      2002 (a)   2001 (a)   2000 (a)   1999 (a)   1998 (a)
                                      ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD............................  $  38.04   $  99.32   $  55.56   $  33.84   $  38.79
                                      --------   --------   --------   --------   --------
  Net Investment Loss...............      (.41)      (.41)      (.93)      (.57)      (.52)
  Net Realized and Unrealized
    Gain/Loss.......................    (10.56)    (46.01)     53.99      24.60       (.68)
                                      --------   --------   --------   --------   --------
Total from Investment Operations....    (10.97)    (46.42)     53.06      24.03      (1.20)
Less Distributions from Net Realized
  Gain..............................       -0-      14.86       9.30       2.31       3.75
                                      --------   --------   --------   --------   --------
NET ASSET VALUE, END OF THE PERIOD..  $  27.07   $  38.04   $  99.32   $  55.56   $  33.84
                                      ========   ========   ========   ========   ========

Total Return (b)....................   -28.84%    -51.60%    102.85%     73.78%     -2.98%
Net Assets at End of the Period (In
  millions).........................  $2,395.2   $3,904.7   $7,648.0   $2,850.2   $1,357.6
Ratio of Expenses to Average Net
  Assets............................     1.82%      1.71%      1.63%      1.74%      1.79%
Ratio of Net Investment Loss to
  Average Net Assets................    (1.20%)     (.74%)    (1.12%)    (1.22%)    (1.29%)
Portfolio Turnover..................      230%       148%       110%       124%       103%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                       YEAR ENDED AUGUST 31,
CLASS C SHARES                          ----------------------------------------------------
                                        2002 (a)   2001 (a)   2000 (a)   1999 (a)   1998 (a)
                                        ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..............................  $ 39.00    $ 101.30   $  56.52    $34.39     $39.35
                                        -------    --------   --------    ------     ------
  Net Investment Loss.................     (.42)       (.41)      (.95)     (.58)      (.52)
  Net Realized and Unrealized
    Gain/Loss.........................   (10.83)     (47.03)     55.03     25.02       (.69)
                                        -------    --------   --------    ------     ------
Total from Investment Operations......   (11.25)     (47.44)     54.08     24.44      (1.21)
Less Distributions from Net Realized
  Gain................................      -0-       14.86       9.30      2.31       3.75
                                        -------    --------   --------    ------     ------
NET ASSET VALUE, END OF THE PERIOD....  $ 27.75    $  39.00   $ 101.30    $56.52     $34.39
                                        =======    ========   ========    ======     ======

Total Return (b)......................  -28.85%     -51.60%    102.91%    73.79%     -2.96%
Net Assets at End of the Period (In
  millions)...........................  $ 629.0    $1,038.5   $1,944.0    $454.5     $164.7
Ratio of Expenses to Average Net
  Assets..............................    1.82%       1.70%      1.64%     1.74%      1.79%
Ratio of Net Investment Loss to
  Average Net Assets..................   (1.20%)      (.73%)    (1.11%)   (1.21%)    (1.29%)
Portfolio Turnover....................     230%        148%       110%      124%       103%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                        OCTOBER 17, 2000
                                                            YEAR          (COMMENCEMENT
                                                           ENDED          OF INVESTMENT
                                                         AUGUST 31,      OPERATIONS) TO
                                                          2002 (a)     AUGUST 31, 2001 (a)
CLASS D SHARES                                           ---------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD................  $ 43.27            $ 97.10
                                                          -------            -------
  Net Investment Income/Loss............................     (.07)               .17
  Net Realized and Unrealized Loss......................   (12.10)            (39.14)
                                                          -------            -------
Total from Investment Operations........................   (12.17)            (38.97)
Less Distributions from Net Realized Gain...............      -0-              14.86
                                                          -------            -------
NET ASSET VALUE, END OF THE PERIOD......................  $ 31.10            $ 43.27
                                                          =======            =======

Total Return (b)........................................  -28.13%            -45.03%*
Net Assets at End of the Period (In millions)...........  $  29.8            $  41.6
Ratio of Expenses to Average Net Assets.................     .81%               .72%
Ratio of Net Investment Income/Loss to Average Net
  Assets................................................    (.19%)              .33%
Portfolio Turnover......................................     230%               148%

 * Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

August 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Emerging Growth Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is capital appreciation. The Fund commenced investment operations on October 2, 1970. The distribution of the Fund's Class B, Class C and Class D Shares commenced on April 20, 1992, July 6, 1993 and October 17, 2000, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

NOTES TO
FINANCIAL STATEMENTS

August 31, 2002

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At August 31, 2002, the Fund had an accumulated capital loss carry forward for tax purposes of $4,386,969,128, which will expire on August 31, 2010.

    At August 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $7,517,702,865
                                                                ==============
Gross tax unrealized appreciation...........................    $  283,751,429
Gross tax unrealized depreciation...........................      (460,680,544)
                                                                --------------
Net tax unrealized depreciation on investments..............    $ (176,929,115)
                                                                ==============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during 2002 and 2001 was as follows:

                                                              2002         2001
Distributions paid from:
  Long-term capital gain....................................   $0     $3,172,762,671

    Due to inherent differences in the recognition of income, expenses and realized gain/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book and tax differences relating to a net operating loss in the amount of $74,217,220 was reclassified from accumulated net investment loss to capital.

NOTES TO
FINANCIAL STATEMENTS

August 31, 2002

    Net realized gains and losses may differ for financial reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions and post October losses which are not realized for tax purposes until the first day of the following fiscal year.

F. EXPENSE REDUCTIONS During the year ended August 31, 2002, the Fund's custody fee was reduced $240,275 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $350 million..........................................       .575%
Next $350 million...........................................       .525%
Next $350 million...........................................       .475%
Over $1.05 billion..........................................       .425%

    For the year ended August 31, 2002, the Fund recognized expenses of approximately $386,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended August 31, 2002, the Fund recognized expenses of approximately $512,300 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended August 31, 2002, the Fund recognized expenses of approximately $27,986,300 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

NOTES TO
FINANCIAL STATEMENTS

August 31, 2002

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $322,557 are included in "Other" assets on the Statement of Assets and Liabilities at August 31, 2002. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended August 31, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc. (Morgan Stanley), an affiliate of Van Kampen, totaling $923,456.

3. CAPITAL TRANSACTIONS

At August 31, 2002, capital aggregated $7,519,973,491, $4,840,561,718,
$1,622,225,430 and $88,125,329 for Classes A, B, C, and D, respectively. For the year ended August 31, 2002, transactions were as follows:

                                                          SHARES            VALUE
Sales:
  Class A.............................................   40,681,272    $ 1,574,726,544
  Class B.............................................   14,483,524        494,638,638
  Class C.............................................    4,287,292        151,190,754
  Class D.............................................      344,185         13,581,421
                                                        -----------    ---------------
Total Sales...........................................   59,796,273    $ 2,234,137,357
                                                        ===========    ===============
Repurchases:
  Class A.............................................  (46,231,542)   $(1,736,987,366)
  Class B.............................................  (28,641,546)      (945,570,350)
  Class C.............................................   (8,249,546)      (278,234,931)
  Class D.............................................     (345,611)       (13,212,960)
                                                        -----------    ---------------
Total Repurchases.....................................  (83,468,245)   $(2,974,005,607)
                                                        ===========    ===============

NOTES TO
FINANCIAL STATEMENTS

August 31, 2002

    At August 31, 2001, capital aggregated $7,725,672,728, $5,315,632,520,
$1,755,608,543 and $88,057,647 for Classes A, B, C, and D, respectively. For the year ended August 31, 2001, transactions were as follows:

                                                          SHARES            VALUE
Sales:
  Class A.............................................   51,259,254    $ 3,298,515,469
  Class B.............................................   28,640,051      1,677,494,652
  Class C.............................................    9,390,574        582,892,045
  Class D.............................................    1,282,952        107,127,395
                                                        -----------    ---------------
Total Sales...........................................   90,572,831    $ 5,666,029,561
                                                        ===========    ===============
Dividend Reinvestment:
  Class A.............................................   22,355,224    $ 1,416,628,946
  Class B.............................................   19,174,255      1,080,362,949
  Class C.............................................    4,289,938        247,873,584
  Class D.............................................      182,509         11,616,723
                                                        -----------    ---------------
Total Dividend Reinvestment...........................   46,001,926    $ 2,756,482,202
                                                        ===========    ===============
Repurchases:
  Class A.............................................  (34,402,482)   $(2,083,586,691)
  Class B.............................................  (22,168,177)    (1,171,890,520)
  Class C.............................................   (6,243,009)      (336,811,997)
  Class D.............................................     (504,473)       (30,515,643)
                                                        -----------    ---------------
Total Repurchases.....................................  (63,318,141)   $(3,622,804,851)
                                                        ===========    ===============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the Shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended August 31, 2002 and 2001, 4,015,842 and 4,363,567 Class B Shares converted to Class A Shares, respectively, and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended August 31, 2002 and 2001, no Class C Shares converted to Class A Shares. Class D Shares do not possess a conversion feature.

NOTES TO
FINANCIAL STATEMENTS

August 31, 2002

Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C Shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the year ended August 31, 2002, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $2,030,900 and CDSC on redeemed shares of approximately $8,409,700. Sales charges do not represent expenses to the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $20,668,738,065 and $20,806,098,534, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended August 31, 2002, are payments retained by Van Kampen of approximately $29,085,900 and payments made to Morgan Stanley of approximately $1,669,900.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Emerging Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Emerging Growth Fund (the "Fund"), as of August 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the two years in the period ended August 31, 1999 were audited by other auditors whose report dated October 6, 1999 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2002 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
October 1, 2002

                                                VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN EMERGING GROWTH FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
J. Miles Branagan (70)        Trustee      Trustee     Private investor.              55
1632 Morning Mountain Road                 since 1991  Trustee/Director of funds
Raleigh, NC 27614                                      in the Fund Complex.
                                                       Co-founder, and prior to
                                                       August 1996, Chairman,
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Jerry D. Choate (64)          Trustee      Trustee     Trustee/Director of funds      55       Director of Amgen Inc., a
53 Monarch Bay Drive                       since 1999  in the Fund Complex.                    biotechnological company,
Dana Point, CA 92629                                   Prior to January 1999,                  and Director of Valero
                                                       Chairman and Chief                      Energy Corporation, an
                                                       Executive Officer of the                independent refining
                                                       Allstate Corporation                    company.
                                                       ("Allstate") and Allstate
                                                       Insurance Company. Prior
                                                       to January 1995,
                                                       President and Chief
                                                       Executive Officer of
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.
Linda Hutton Heagy (54)       Trustee      Trustee     Regional Managing Partner      55
Sears Tower                                since 1995  of Heidrick & Struggles,
233 South Wacker Drive                                 an executive search firm.
Suite 7000                                             Trustee/ Director of
Chicago, IL 60606                                      funds in the Fund
                                                       Complex. Trustee on the
                                                       University of Chicago
                                                       Hospitals Board, Vice
                                                       Chair of the Board of the
                                                       YMCA of Metropolitan
                                                       Chicago and a member of
                                                       the Women's Board of the
                                                       University of Chicago.
                                                       Prior to 1997, Partner,
                                                       Ray & Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Formerly,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a
                                                       Dutch bank holding
                                                       company. Prior to 1992,
                                                       Executive Vice President
                                                       of La Salle National
                                                       Bank.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
R. Craig Kennedy (50)         Trustee      Trustee     Director and President,        55
1744 R Street, N.W.                        since 1995  German Marshall Fund of
Washington, D.C. 20009                                 the United States, an
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Formerly, advisor to the
                                                       Dennis Trading Group
                                                       Inc., a managed futures
                                                       and option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.
Jack E. Nelson (66)           Trustee      Trustee     President, Nelson              55
423 Country Club Drive                     since 1995  Investment Planning
Winter Park, FL 32789                                  Services, Inc., a
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President, Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the National
                                                       Association of Securities
                                                       Dealers, Inc. and
                                                       Securities Investors
                                                       Protection Corp. Trustee/
                                                       Director of funds in the
                                                       Fund Complex.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Suzanne H. Woolsey (60)       Trustee      Trustee     Chief Communications           55       Director of Neurogen
2101 Constitution Ave., N.W.               since 1999  Officer of the National                 Corporation, a
Room 285                                               Academy of                              pharmaceutical company,
Washington, D.C. 20418                                 Sciences/National                       since January 1998.
                                                       Research Council, an
                                                       independent, federally
                                                       chartered policy
                                                       institution, since 2001
                                                       and previously Chief
                                                       Operating Officer from
                                                       1993 to 2001.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Director of the Institute
                                                       for Defense Analyses, a
                                                       federally funded research
                                                       and development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Trustee of
                                                       Colorado College and Vice
                                                       Chair of the Board of the
                                                       Council for Excellence in
                                                       Government. Prior to
                                                       1993, Executive Director
                                                       of the Commission on
                                                       Behavioral and Social
                                                       Sciences and Education at
                                                       the National Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

INTERESTED TRUSTEES*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (49)       Trustee      Trustee     President and Chief            55
1221 Avenue of the Americas                since 1999  Operating Officer of
New York, NY 10020                                     Morgan Stanley Investment
                                                       Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman since
                                                       June 1998, and Director
                                                       since January 1998 of
                                                       Morgan Stanley Trust.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Previously Chief
                                                       Strategic Officer of
                                                       Morgan Stanley Investment
                                                       Advisors Inc. and Morgan
                                                       Stanley Services Company
                                                       Inc. and Executive Vice
                                                       President of Morgan
                                                       Stanley Distributors Inc.
                                                       April 1997-June 1998,
                                                       Vice President of the
                                                       Morgan Stanley Funds May
                                                       1997-April 1999, and
                                                       Executive Vice President
                                                       of Dean Witter, Discover
                                                       & Co. prior to May 1997.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Richard F. Powers, III* (56)  Trustee and  Trustee     Chairman, President,           92
1 Parkview Plaza              President    since 1999  Chief Executive Officer,
P.O. Box 5555                                          Director and Managing
Oakbrook Terrace, IL 60181                             Director of Van Kampen
                                                       Investments. Chairman,
                                                       Director and Chief
                                                       Executive Officer of the
                                                       Advisers, the Distributor
                                                       and Van Kampen Advisors
                                                       Inc. since 1998. Managing
                                                       Director of the Advisers,
                                                       the Distributor and Van
                                                       Kampen Advisors Inc.
                                                       since July 2001. Director
                                                       and Officer of certain
                                                       other subsidiaries of Van
                                                       Kampen Investments. Chief
                                                       Sales and Marketing
                                                       Officer of Morgan
                                                       Stanley. Asset
                                                       Management,
                                                       Trustee/Director and
                                                       President or Trustee,
                                                       President and Chairman of
                                                       the Board of funds in the
                                                       Fund Complex. Prior to
                                                       May 1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.
Wayne W. Whalen* (63)         Trustee      Trustee     Partner in the law firm        92
333 West Wacker Drive                      since 1995  of Skadden, Arps, Slate,
Chicago, IL 60606                                      Meagher & Flom
                                                       (Illinois), legal counsel
                                                       to funds in the Fund
                                                       Complex. Trustee/
                                                       Director/Managing General
                                                       Partner of funds in the
                                                       Fund Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)          Vice President           Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                                    since 1998  Investments, and Managing Director and President of the
45th Floor                                                         Advisers and Van Kampen Advisors Inc. Executive Vice
Houston, TX 77056                                                  President and Chief Investment Officer of funds in the Fund
                                                                   Complex. Prior to December 2000, Executive Vice President
                                                                   and Chief Investment Officer of Van Kampen Investments, and
                                                                   President and Chief Operating Officer of the Advisers. Prior
                                                                   to April 2000, Executive Vice President and Chief Investment
                                                                   Officer for Equity Investments of the Advisers. Prior to
                                                                   October 1998, Vice President and Senior Portfolio Manager
                                                                   with AIM Capital Management, Inc. Prior to February 1998,
                                                                   Senior Vice President and Portfolio Manager of Van Kampen
                                                                   American Capital Asset Management, Inc., Van Kampen American
                                                                   Capital Investment Advisory Corp. and Van Kampen American
                                                                   Capital Management, Inc.
Joseph J. McAlinden (59)      Chief Investment         Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Officer                  since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020                                                 Management Inc. and Morgan Stanley Investments LP and
                                                                   Director of Morgan Stanley Trust for over 5 years.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
A. Thomas Smith III (45)      Vice President and       Officer     Managing Director and Director of Van Kampen Investments,
1221 Avenue of                Secretary                since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
the Americas                                                       Distributor, Investor Services and certain other
New York, NY 10020                                                 subsidiaries of Van Kampen Investments. Managing Director
                                                                   and General Counsel-Mutual Funds of Morgan Stanley
                                                                   Investment Advisors, Inc. Vice President or Principal Legal
                                                                   Officer and Secretary of funds in the Fund Complex. Prior to
                                                                   July 2001, Managing Director, General Counsel, Secretary and
                                                                   Director of Van Kampen Investments, the Advisers, the
                                                                   Distributor, Investor Services, and certain other
                                                                   subsidiaries of Van Kampen Investments. Prior to December
                                                                   2000, Executive Vice President, General Counsel, Secretary
                                                                   and Director of Van Kampen Investments, the Advisers, Van
                                                                   Kampen Advisors Inc., the Distributor, Investor Services and
                                                                   certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                                   Counsel to New York Life Insurance Company ("New York
                                                                   Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                                   Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                                   Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                                   1989, Staff Attorney at the Securities and Exchange
                                                                   Commission, Division of Investment Management, Office of
                                                                   Chief Counsel.
John R. Reynoldson (49)       Vice President           Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                       since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                         July 2001, Principal and Co-head of the Fixed Income
                                                                   Department of the Advisers and Van Kampen Advisors Inc.
                                                                   Prior to December 2000, Senior Vice President of the
                                                                   Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                                   managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                                   Reynoldson has been with Asset Management since April 1987.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
John L. Sullivan (47)         Vice President, Chief    Officer     Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Financial Officer and    since 1996  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Treasurer                            Officer and Treasurer of funds in the Fund Complex. Head of
                                                                   Fund Accounting for Morgan Stanley Investment Management.
John H. Zimmermann, III (44)  Vice President           Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                            since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                                Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                              Prior to December 2000, President of Van Kampen Insurance
                                                                   Agency of Illinois Inc., and Senior Vice President and
                                                                   Director of Van Kampen Investments. From November 1992 to
                                                                   December 1997, Mr. Zimmermann was Senior Vice President of
                                                                   the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling (800) 847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
16, 116, 216, 516                                              Member NASD/SIPC.
EMG ANR 10/02                                                   8069J02-AP-10/02